Exhibit 10.1

AMENDMENT NO. 12 AND WAIVER TO CREDIT AGREEMENT

AMENDMENT NO. 12 AND WAIVER, dated as of August 13, 2009 (this “Amendment and Waiver”), with respect to the Credit Agreement, dated as of May 20, 2002 (as same has been and may be further amended, restated, supplemented or modified, from time to time, the “Credit Agreement”), by and between AMERICAN MEDICAL ALERT CORP., a New York corporation (the “Company”) and JPMORGAN CHASE BANK, N.A., as successor-in-interest to The Bank of New York, a national banking association (the “Lender”).

RECITALS

The Company has requested, and the Lender has agreed subject to the terms and conditions of this Amendment and Waiver, to amend and waive certain provisions of the Credit Agreement, all as herein set forth.

Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.	Amendments.

(a)           The following definition in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“Revolving Credit Commitment Termination Date” shall mean June 30, 2011.

(b)           Section 6.03(a) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(a) (i) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and the Corporate Guarantors as of the end of such year and the related audited consolidated statements of income, retained earnings and cash flow for such year, setting forth in comparative form the respective figures as of the end of and for the previous fiscal year, and accompanied by a report thereon of Margolin, Winer & Evens, LLP or other independent certified public accountants of recognized standing selected by the Company and satisfactory to the Lender (the “Auditor”), which report shall be unqualified; and (ii) as soon as available, but in any event within one hundred five (105) days after the end of each fiscal year of the Company, a copy of the management prepared consolidating financial statements of the Company and the Corporate Guarantors setting forth the respective figures as of the end of such fiscal year which support the financial statements delivered pursuant to clause (i), in each case of (i) and (ii), prepared in accordance with Generally Accepted Accounting Principles, applied on a consistent basis, and with respect to the statements referred to in clause (ii), accompanied by a certificate to that effect executed by the Chief Financial Officer;”

(c)           Section 6.03(b) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(b) (i) as soon as available, but in any event not later than forty-five (45) days after the end of each quarterly period of each fiscal year of the Company, a copy of the management prepared consolidated interim balance sheet of the Company and the Corporate Guarantors as of the end of each such fiscal quarter and the related management prepared interim consolidated statements of income, retained earnings and cash flow for such quarter and the portion of the fiscal year through such date, setting forth in comparative form the respective figures as of the end of and for the corresponding date and period in the previous fiscal year, and (ii) as soon as available, but in any event within sixty (60) days after the end of each quarterly period of each fiscal year of the Company, a copy of the management prepared consolidating interim balance sheet of the Company and the Corporate Guarantors  as of the end of each such fiscal quarter and the related management prepared interim consolidating statement of income for the portion of the fiscal year through such date, in each case prepared in accordance with Generally Accepted Accounting Principles, applied on a consistent basis, and, simultaneously with delivery of the financial statements described in clause (ii) herein, a certificate to that effect executed by the Chief Financial Officer;”

(d)           Section 6.03(d) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(d)           at all times indicated in clause (a)(ii) above a copy of the management letter, if any, prepared by the Auditor;”

(e)           Section 6.03(g) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(g)           upon request by the Lender, (i)  a summary of accounts receivable, accounts payable and inventory, with respect to the Company, on a consolidated and consolidating basis, prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis and (ii) a report, in form and substance satisfactory to the Lender, of recurring revenue of the Company and the Corporate Guarantors;”

(f)           Section 6.03(h) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(h)           within thirty (30) days after the end of each month, (i) a Borrowing Base Certificate and (ii) accounts receivable aging report; and”

2.           Waiver.    The Lender hereby waives compliance by the Company with Section 6.13 solely with respect to the delivery of a Guaranty, Security Documents and all other documents described therein which are required to be delivered by an Affiliate of the Company, all with respect to NM Call Center, Inc., a New York corporation (“NMCC”) and wholly-owned Subsidiary of the Company, provided that if NMCC shall at any time after the date hereof generate earnings or revenues and/or have assets in excess of $750,000, NMCC shall deliver to the Bank a Guaranty, such Security Documents and such other documents referred to in Section 6.13, in order for NMCC to become a Guarantor and grant to the Lender a security interest in its assets.

3.           Conditions of Effectiveness. This Amendment and Waiver shall become effective upon receipt by (1) the Lender of (a) this Amendment and Waiver, duly executed by the Company and each Guarantor, (b) a certificate of the Secretary or Assistant Secretary of the Company, dated as of the date hereof, in the form of Exhibit 1 hereto, and (c) such other documents, instruments and agreements that the Lender shall reasonably require with respect thereto and (2) Farrell Fritz, P.C., of its reasonable attorneys’ fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment and Waiver, plus all outstanding amounts owed to Farrell Fritz, P.C. for unpaid attorney’s fees and expenses.

4.           Miscellaneous.

(a)           This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

(b)           All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

(c)           This Amendment and Waiver shall constitute a Loan Document.

(d)           Except as expressly amended and waived hereby, the Credit Agreement remains in full force and effect in accordance with the terms thereof.   The Credit Agreement and the Loan Documents are each ratified and confirmed in all respects by the Company.  The amendments and waiver herein are limited specifically to the matters set forth above and for the specific instance and purpose for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement or any other Loan Document.

(e)           Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(f)           The Company hereby represents and warrants that, (i) the representations and warranties by the Company pursuant to the Credit Agreement and each other Loan Document are true and correct, in all material respects, on the date hereof, and (ii) no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

(g)           The Company hereby: (a) acknowledges and confirms that, notwithstanding the consummation of the transactions contemplated by this Amendment and Waiver, (i) all terms and provisions contained in the Security Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Lender as security for the Company’s obligations under the Notes, the Credit Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment and Waiver and that all such liens shall be deemed granted, pledged and/or assigned to the Lender as security for the Company’s obligations to the Lender; and (b) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under the Credit Agreement or any Loan Document.
(h)           This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Jack Rhian
Name: Jack Rhian
Title: President and CEO

JPMORGAN CHASE BANK, N.A.

By:	/s/ Carolyn B. Lattanzi
Name: Carolyn B. Lattanzi
Title: Vice President

The undersigned, not parties to the Credit Agreement but as Guarantors under their respective Guaranties executed in favor of the Lender, dated as of May 20, 2002, and as Grantors under the Security Agreement, dated as of May 20, 2002, each hereby (a) accept and agree to the terms of the foregoing Amendment and Waiver, (b) acknowledge and confirm that all terms and provisions contained in their respective Guaranty are, and shall remain, in full force and effect in accordance with their respective terms and that its obligations thereunder include obligations of the Company owing to the Lender in connection with the increase in the Revolving Credit Commitment, and (c) (i) all terms and provisions contained in the Security Agreement are and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Lender as security for the Guaranteed Obligations (as defined in the Guaranty) shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment and Waiver.

HCI ACQUISITION CORP.
SAFE COM INC.
LIVE MESSAGE AMERICA ACQUISITION CORP.
NORTH SHORE ANSWERING SERVICE, INC.
ANSWER CONNECTICUT ACQUSITION CORP.
MD ONCALL ACQUISITION CORP.
AMERICAN MEDICONNECT ACQUISITION CORP.

By:	/s/ Jack Rhian
Jack Rhian, the President of each
of the foregoing corporations